EXHIBIT 10.17


                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into this 31st day of January, 1996, by and between Richard Barrie Fragrances, Inc., a Nevada corporation (the "Seller") and Parlux Fragrances, Inc., a Delaware corporation (the "Buyer").


         WHEREAS, the Seller is engaged in the business of selling, marketing, manufacturing and distributing licensed fragrances, cosmetics and personal care products, and providing warehousing and other services to customers (the "Business");

         WHEREAS, the Seller desires to sell or otherwise transfer to the Buyer substantially all of the assets owned and used by Seller in the conduct of the Business (except for those specifically excluded), together with certain of the liabilities of the Seller incurred in the operation of the Business (except for those specifically excluded); and

         WHEREAS, the Buyer desires to purchase and acquire said assets and agrees to assume certain of said liabilities of the Seller.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound hereby agree as follows:


                                                     ARTICLE I

                                                CERTAIN DEFINITIONS

         The following terms are used with the meanings given them herein:

         1.1. "Affiliate" shall mean with respect to a specified person, any officer or director of such specified person, and any person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

         1.2. "Baker Properties Lease" shall mean Lease of Improved Properties, dated December 10, 1993, between Baker Properties Limited Partnership and Seller, relating to that certain property at 15 Executive Boulevard, Orange, Connecticut.



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         1.3.  "Excluded Assets" shall mean the assets and properties referred to in Section 2.2.

         1.4. "Financial Statements" shall mean the financial statements of Seller referred to in Section 5.5.

         1.5. "GAAP" shall mean generally accepted accounting principles

         1.6. "Income Taxes" shall mean all federal, state, local or foreign income taxes (inclusive of all interest and penalties thereon) imposed upon Seller with respect to the Business or the assets of Seller, and which are based in whole or in part upon income, but excluding any Taxes.

         1.7. "Inventory" shall mean all finished goods, raw materials, packaging components, work-in-process, and all advertising materials relating to the Baryshnikov and Melrose
Place brands.

         1.8. "Notes" shall mean the $5,157,750 principal amount of 10% Convertible Subordinated Promissory Notes of Seller.

         1.9. "Purchased Assets" shall have the meaning given to such term in Section 2.1.

         1.10. "Taxes" shall mean all federal, state, local or foreign taxes, assessments, additions to tax, deficiencies, duties, fees and other governmental charges or impositions of any kind whatsoever, whether measured by properties, assets, wages, payroll, withholding, purchases, value added, payments, sales, use, business, capital stock or surplus income arising from or in connection with the Business or the assets of Seller prior to the Closing Date, or the transactions contemplated by this Agreement (inclusive of all interest and penalties thereon), but excluding any Income Taxes.

         1.11. "Transaction Documents" shall mean this Agreement, the Bill of Sale, the Assignment and Assumption Agreement, the Employment Agreements, the Registration Rights Agreement, and any other instruments or documents executed and delivered in connection with the transactions contemplated hereby.


                                                    ARTICLE II

        PURCHASE AND SALE OF ASSETS AND ASSUMPTION OF CERTAIN LIABILITIES

         2.1. Assets to be Sold. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined below) the Seller shall sell, transfer, assign and deliver to the Buyer, free and clear of all claims, charges,

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liens,  contracts,  rights,  options,  pledges,  security interests,  mortgages, encumbrances and restrictions whatsoever (collectively, the "Claims"), all with the intention that the Business shall be transferred to the Buyer as a going concern, substantially all of the assets, properties and rights owned by the Seller or in which the Seller has any right or interest, of every type and description, real, personal and mixed, tangible and intangible (the assets being purchased by the Buyer being referred to as the "Purchased Assets"), including without limitation the following:

                  (a) Cash, cash equivalents, marketable securities, prepaid expenses, accounts receivable and other rights to receive payment with respect to the Business, as reflected on a closing balance sheet to be delivered by Seller not more than ten (10) business days after the Closing Date (the "Closing Balance Sheet");

                  (b) All of the Seller's licenses, sublicenses, patents, trademarks, trade names, service marks, copyrights, trade secrets or other intangible assets or rights used or useful in connection with the Business, including but not limited to those listed on Schedule 2.1(b) (collectively, the "Intellectual Property"), but excluding those trademarks and trade names listed on Schedule 2.1(b) hereto;

                  (c) All Inventory, both on premises and at contract manufacturers, as defined in Section 1.6 hereof;

                  (d)   All   owned   equipment   relating   to   the   Business
         (collectively, the "Equipment"), including but not limited to the assets listed on Schedule 2.1(d) hereto;

                  (e) All office furnishings, office equipment and fixtures owned by the Seller which are capable of being sold by Seller and which have not been attached to the premises, the result of which the landlord possesses certain ownership rights;

                  (f) Those security and other deposits and advances, including "Key-Man" insurance funding, maintained for use in the conduct of the Business which appear on the Financial Statements, but as they may exist at the Closing;

                  (g) All customer files and lists of customers, suppliers and distributors of the Business;

                  (h) All rights and claims under (x) those purchase orders listed on Schedule 5.22, (y) supply orders accepted by Seller in the ordinary course of business, and (z) those commitments related to the Business as shall be specified by Buyer prior to or at Closing;

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                  (i) All rights to and under those specific computer, equipment and other leases (including any leasehold improvements) related to the Business as are set forth on Schedule 2.1(i);

                  (j)  Subject  to  Section  10.3,  all  documents  and  records relating to the Purchased Assets, and the operations of the Business (including historical costing and pricing data, employment and personnel records for all Employees of the Business (as defined in Section 5.6 hereof) hired by Buyer);

                  (k) All of Seller's right, title and interest in and to all contracts or agreements to which Seller is a party or shall become a party prior to the Closing Date (other than this Agreement and the agreements executed pursuant hereto or contemplated hereby) (collectively, the "Contracts");

                  (l) All accounting books, records, ledgers and electronic data processing materials relating to the Business;

                  (m) All software and documentation thereof owned by Seller which are used or intended to be used in the conduct of the Business;

                  (n) All transferable rights to telephone numbers of the Business;

                  (o)  All goodwill associated with the Business;

                  (p) All other assets, properties, rights and claims owned by Seller related to the operations of the Business which arise in or from the conduct thereof; and

                  (q)  All rights to barter transactions;

provided, however, that the definition of Purchased Assets shall not include any items defined below as Excluded Assets.

         2.2. Excluded Assets. The following assets (the "Excluded Assets") shall not be sold or transferred to Buyer:

                  (a) Corporate accounting journals and corporate books of account which comprise Seller's permanent accounting or tax records;

                  (b) Any Contract which, by its terms, is not assignable by Seller without the waiver or consent of another party thereto and as to which such waiver or consent shall not have been given by Closing;

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                  (c) All corporate documents relating to the legal or financial structure of the Seller, including but not limited to, minute books, stock records, corporate seal and documents filed with the Securities and Exchange Commission; and

                  (d) All rights of the Seller under this Agreement and the agreements executed in connection herewith, including the consideration to be received by Seller hereunder.

         2.3. Assumed Liabilities. Upon the terms and subject to the conditions of this Agreement, at Closing, Buyer shall assume the following liabilities only (the "Assumed Liabilities"):

                  (a) Liabilities under leases specified in Schedule 2.1(i) commencing with the period from and after the Closing Date;

                  (b) Liabilities of Seller which are set forth on the Balance Sheet of Seller dated September 30, 1995 (other than the Notes), to the extent that they exist on the Closing Date;

                  (c) Such additional amounts of liabilities of Seller of the types reflected on said Balance Sheet as may arise between September 30, 1995 and the Closing Date in the ordinary course of business and as reflected on the Closing Balance Sheet; and

                  (d) All obligations under Contracts, customer orders, purchase orders, and other agreements and commitments relating to the Business that are included in the Purchased Assets (except liabilities of Seller on any of the foregoing arising from Seller's defaults, if any, thereon, or liabilities for benefits received by Seller through the Closing Date, except as pro-rated at Closing);

         2.4. Excluded Liabilities and Obligations. Except as expressly set forth in Section 2.3, Buyer does not assume and shall not be liable for any debt, obligation, responsibility or liability of the Business through the Closing Date or of Seller, whether known or unknown, contingent or absolute, or otherwise (collectively, the "Excluded Liabilities"), and Seller agrees to indemnify and hold harmless Buyer from and against any Excluded Liabilities in accordance with Section 12.2 hereof. In particular, but without limiting the generality of the foregoing, Buyer shall have no responsibility with respect to the following Excluded Liabilities:

                  (a) Liabilities and obligations of Seller to the holders of the Notes (collectively, the "Noteholders"),

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         including without limitation for any principal of or
         interest on the Notes, whether or not accrued;

                  (b) Liabilities and obligations relating to accrued vacation, sick leave, or holiday pay, or the relocation or termination of employees of the Business whether or not they are retained by Buyer;

                  (c) Liabilities and obligations with respect to any Employee Plan (as defined in Section 5.18 hereof) maintained or contributed to at any time by Seller for the benefit of any Employees of Seller used in connection with the Business;

                  (d) All legal, accounting and other fees (if any), Taxes or other expenses incurred by Seller in connection with this Agreement and the transactions contemplated hereby, including without limitation any applicable sales taxes or transfer taxes in connection with the sale of the Purchased Assets;

                  (e)      All other Taxes for periods prior to the Closing;

                  (f)      All Income Taxes;

                  (g) Liabilities and obligations in respect of the Excluded Assets; and

                  (h) Liabilities and obligations relating to any pending or threatened suits, actions or claims against Seller, whether or not known to Seller or Buyer.


                                                    ARTICLE III

                                            CONSIDERATION FOR TRANSFER

         3.1. Purchase Price. The purchase price for all of the Purchased Assets (the "Purchase Price") shall be (a) 370,000 shares of newly-issued Common Stock of the Buyer (the "Acquisition Shares") and (b) $750,000, to be paid at Closing by wire transfer of immediately available funds in U.S. dollars to an account as instructed by Seller not less than five (5) business days prior to the Closing.


                                                    ARTICLE IV

                                   THE CLOSING AND TRANSFER OF PURCHASED ASSETS

         4.1. Closing. The transfer of the Purchased Assets contemplated by this Agreement (the "Closing") shall occur at the

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offices of Mayer,  Brown & Platt,  1675  Broadway,  New York,  New York 10019 at
10:00 A.M. on April 30, 1996 or at such other place or time as soon thereafter as practicable as may be agreed upon by the parties in writing (the "Closing Date"). Upon consummation, the Closing shall be deemed to take place as of the Closing Date.

         4.2. Closing Physical Inventory Extension. Not more than thirty (30) days nor less than ten (10) days prior to Closing, Seller at its own cost shall conduct a physical count of the Inventory, upon which the Inventory will be established, and shall permit Buyer and its representatives to observe the procedures and the results thereof shall be delivered to Buyer along with copies of all work papers in reasonable detail within ten (10) days after the Closing.

         4.3. Deliveries by Buyer. At the Closing, Buyer shall deliver the following:

                  (a) The cash portion of the Purchase Price as provided for in Section 3.1 hereof;

                  (b) Stock certificates evidencing the Acquisition Shares, in the name or names and, as applicable, in such amounts, as requested by Seller in writing not less than five (5) business days prior to the Closing;

                  (c)  Opinion of counsel contemplated by Section 9.2;

                  (d) Certified resolutions and officer's certificate contemplated by Sections 9.4 and 9.1;

                  (e)  Employment Agreements contemplated by Section 7.3;

                  (f) Registration Rights Agreement in favor of the Noteholders contemplated by Section 7.4;

                  (g) The Assignment and Assumption Agreement in form acceptable to Buyer's counsel providing for the assignment to Buyer of certain Purchased Assets and the assumption by Buyer of all Assumed Liabilities;

                  (h) Each of the other Transaction Documents to which Buyer is a party; and

                  (i) Such other instruments or documents as may be reasonably requested by Seller to carry out the transactions contemplated by this Agreement and to comply with the terms hereof.

         4.4. Deliveries by Seller. At the Closing, Seller shall deliver the following documents:

                  (a)      The Assignment and Assumption Agreement;

                  (b) Bill of Sale in form acceptable to Buyer's counsel for all of the Purchased Assets;

                  (c)  Opinion of counsel contemplated by Section 8.2;

                  (d) Certified resolutions and officer's certificate contemplated by Sections 8.5 and 8.1;

                  (e)  All Schedules required by this Agreement;

                  (f)  Employment Agreements contemplated by Section 7.3;

                  (g) Registration Rights Agreement in favor of the Noteholders contemplated by Section 7.4;

                  (h) Each of the other Transaction Documents to which Seller is a party; and

                  (i) Such other instruments or documents as may be reasonably requested by Buyer to carry out the transactions contemplated by this Agreement and to comply with the terms hereof.

At the Closing and thereafter, Seller shall take all steps necessary to put Buyer in actual possession and operating control of the Business and the Purchased Assets.


                                                     ARTICLE V

                                                REPRESENTATIONS AND
                                               WARRANTIES OF SELLER

         Seller represents and warrants to Buyer as of the date hereof and as of the Closing Date, as follows:

         5.1. Authority. The execution and delivery by Seller of this Agreement and the other Transaction Documents, the performance by Seller of its obligations hereunder, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of the Seller (subject, prior to the Closing Date, to the approval thereof by the stockholders of Seller and the Noteholders) and Seller has all necessary corporate power with respect thereto.

         5.2. Other Consents and Approvals; Validity. Except as disclosed on Schedule 5.2 hereto, no filing with, and no authorization, consent or approval of, any governmental agency or other person is necessary for the consummation of the

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transactions  contemplated  hereby.  Subject to Schedule  5.2, all such filings, authorizations, consents and approvals have been, or will be, obtained or made prior to Closing by Seller. This Agreement and each of the other Transaction Documents to be executed and delivered by Seller at Closing will at such time be duly executed and delivered and are the lawful, valid and legally binding obligations of Seller, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, rearrangement, reorganization or similar debtor relief legislation affecting the rights of creditors, generally. Subject to obtaining the consents and approvals set forth on Schedule 5.2, the execution and delivery of this Agreement and the
other   Transaction   Documents  and  the   consummation  of  the   transactions
contemplated hereby and thereby will not result in the creation of any lien, charge or encumbrance on the Purchased Assets and are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under or a breach of (i) the charter or By-laws of Seller, (ii) any contract or other instrument to which Seller is a party or by which Seller or any of Seller's assets may be bound, (iii) any regulation, order, decree or judgment of any court or governmental agency, or (iv) any law applicable to Seller, except for such violations, conflicts or defaults which do not (x) prevent the consummation of the transactions contemplated hereby, or (y) have a material adverse effect on Seller or the Business.

         5.3. Due Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and has full corporate power and authority to own or lease its properties and to carry on the Business. Seller is duly licensed and qualified to do business as a foreign corporation and is in good standing in all jurisdictions where, by the nature of its business or the character and location of its property or personnel, failure to be so licensed or qualified would have a material adverse effect on the Business.

         5.4.  Transactions with Affiliates.  Except as disclosed in
Schedule 5.4 hereto, no Affiliate of Seller, or any corporation or other business in which any of the foregoing has any controlling interest:

                  (i) has a controlling interest in any corporation, firm or other entity which is a competitor, material supplier or customer of the Business; or

                  (ii) owns any property or right used in the conduct of the Business.

         5.5. SEC Documents; Financial Statements. Seller has delivered to Buyer a true and complete copy of each form, report, schedule, registration statement and definitive proxy statement

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filed by Buyer with the  Securities  and Exchange  Commission  (the "SEC") since
June 30, 1995 which are all the documents (other than preliminary material) that Seller was required to file with the SEC since such date (the "SEC Documents") and, without duplication, the audited Financial Statements of Seller for the prior five (5) fiscal years. As of their respective dates, the SEC Documents (other than preliminary material) complied in all material respects with the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), as applicable, and none of the SEC Documents (including all Financial Statements included therein and exhibits and schedules thereto and documents incorporated by reference therein) contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements comply as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or in the case of the unaudited Financial Statements, as permitted by Exchange Act Form 10-QSB) and fairly present (subject, in the case of unaudited financial statements, to normal recurring audit adjustments that, individually and in the aggregate, were not material) the consolidated financial position of Seller as at the date thereof and the consolidated results of their operations and cash flows for the periods then ended.

         5.6. Absence of Adverse Change; Conduct of Business. Except as set forth on Schedule 5.6 hereof, since June 30, 1995, there has been no material adverse change in the Business, financial condition, operations, property or affairs of the Seller, other than those disclosed in the SEC Documents, and there is no condition or development or contingency of any kind existing or in prospect which, so far as reasonably can be foreseen by the Seller, may result in any such material adverse change. Without limiting the generality of the foregoing, except as set forth on Schedule 5.6, since June 30, 1995 there has not been, occurred or arisen:

                  (a) Any damage, destruction or loss to any Purchased Asset (whether or not covered by insurance) that, individually or in the aggregate, would have a material adverse effect on the Business or its prospects;

                  (b) Any material change in the business or operations of Seller or in the manner of conducting the Business or sale or other disposition or any right, title or interest in or to any assets or properties used in the Business or any revenues derived therefrom other than in the ordinary course of business;

                  (c) Any increase in any compensation or benefits payable to any employee or consultant of the Seller (collectively, "Employees"), other than those outlined in the Permanent Manpower Budget for the period commencing January 1, 1996, or any bonus, service, pension, award, percentage compensation or other benefit paid, granted or accrued to or for the benefit of any Employee;

                  (d) Any sale, assignment or transfer of any of the tangible Purchased Assets used by the Seller except in the ordinary course of business consistent with past practice, or cancellation of any debt or claim owing to or owed by the Seller;

                  (e) Any sale, assignment, transfer or grant of any Intellectual Property used or useful in the Business;

                  (f) Any material transaction other than in the ordinary course of business;

                  (g) Any amendment or modification of any material Contract, franchise, permit or license; or

                  (h) Any commitment (contingent or otherwise) to do any of the foregoing.

         5.7. Intellectual Property. Schedule 2.1(b) contains a complete and correct list and summary description of all of the Intellectual Property used or useful in the Business, other than rights that are set forth on Schedule 2.1(b), and contains a complete and correct list and summary description of all licenses and other agreements relating to any of the foregoing Intellectual Property. Except as disclosed in Schedule 2.1(b), with respect to the foregoing items of Intellectual Property, (i) Seller is the sole and exclusive owner and, to the best of its knowledge, Seller has the sole and exclusive right to use the same in the conduct of the Business, free and clear of any and all Claims; (ii) no proceedings have been instituted, are pending or to the best of Seller's knowledge are threatened which challenge any rights in respect thereto or the validity thereof; (iii) to the best of Seller's knowledge none of the Intellectual Property or Seller's use thereof infringes upon or otherwise violates the rights of others or is being infringed upon by others, and none is subject to any outstanding order, decree, judgment, stipulation or charge; (iv) no licenses, sublicenses or agreements pertaining to any of the Intellectual Property have been granted by Seller; and (v) Seller has no notice of any patent, invention or application therefor which would infringe upon any of the Intellectual Property.

         5.8. Insurance. The Seller is, and will be through the Closing, fully insured with nationally recognized insurers in respect of its properties, assets and business against risks normally insured against by entities in similar lines of business under similar circumstances. Schedule 5.8 contains a complete and correct list and summary description (including the type, name of the insurer, policy number, coverage, limits, premium and expiration date) of all policies of insurance relating to the Purchased Assets or the Business, which insurance will remain in full force and effect with respect to all events occurring prior to the Closing.

         5.9. Title to Purchased Assets. Seller is the sole and exclusive legal and equitable owner of all right and interest in and has good and marketable title to all of the tangible Purchased Assets. Except as set forth in Schedule 5.9, none of such property and assets is subject to (i) any contract of sale, except inventory to be disposed of in the ordinary course of business, or (ii) any Claims of any kind or character, direct or indirect, whether accrued, absolute, contingent or otherwise. On the Closing Date, Seller shall convey to Buyer good, marketable and indefeasible title to all of the tangible Purchased Assets free and clear of any Claims. Except for the Purchased Assets and the Excepted Assets, there are no other assets or agreements which are presently used by Seller or which Seller deems necessary to carry on the Business which are not being transferred to Buyer pursuant to this Agreement.

         All of the tangible Purchased Assets are in good condition, operable and useable for the purposes and in the manner for which they are presently being used (ordinary wear and tear excepted), and the tangible Purchased Assets have not been damaged by any fire, accident, act of God or any other casualty to an extent that materially and adversely impairs the Business or any such tangible Purchased Asset.

         5.10. Employees. Schedule 5.10 contains a complete and correct list and a summary description of all written and oral employment contracts with officers, directors and other Employees of Seller, incentive arrangements, "Keyman" insurance plans, pension plans, profit sharing plans and other employee compensation or benefit plans, arrangements or understandings of Seller or to which Seller is a party or otherwise bound, other than Employee Plans disclosed in Section 5.18. None of Seller's employees are covered by collective bargaining agreements. Schedule 5.10 also sets forth the name, position and present rate of compensation, direct and indirect, of each employee of the Business together with the title or job classification of each such person and the base annual and the total compensation paid to each such person by the Seller in calendar year 1995 and anticipated to be paid in calendar year 1996. Except as set forth on
Schedule 5.10, none of such persons has an employment agreement or understanding, whether oral or written, with the Seller which is not terminable on notice by the Seller without cost or other liability to the Seller. No person listed on Schedule 5.10 has notified the Seller that he or she intends to terminate his or her employment with the Seller or seek a material change in his or her duties or status.

         5.11. Material Contracts. All contracts, agreements, instruments, plans and leases (other than those entered into after the date hereof with the written consent of Buyer or as otherwise permitted hereby) related to the Business or by which any of Seller's properties are subject or bound, meeting any of the descriptions set forth below (the "Material Contracts"), are listed on Schedule 5.11, identified by each applicable paragraph number:

                  (a)  any lease of real estate;

                  (b) any lease of equipment, computer hardware or other personal property;

                  (c) any continuing, or requirements contract or agreement for the purchase of any materials or supplies by Seller;

                  (d) any contract involving any expenditure in excess of $10,000; and

                  (e) any continuing, or requirements agreements or commitments obligating Seller to sell or deliver any product or service.

         Except as set forth in Schedule 5.11, (i) all Material Contracts are valid and binding in accordance with their terms and are in full force and effect, (ii) no party to any Material Contract has prepaid any amounts due thereunder for performance by the other party, and (iii) Seller is not, and to its best knowledge, no other party is, in breach of any material provision of, in material violation of, or in default under any material term of, any Material Contract, and (iv) neither party has asserted or to Seller's best knowledge, threatened to assert any default under any Material Contract. Seller will deliver not later than fifteen days prior to Closing true and complete copies of all Material Contracts and all other Contracts, leases and commitments included in the Purchased Assets.

         5.12. Product Liability. Schedule 5.12 attached hereto, to be updated at Closing, contains a complete and accurate list and summary description of all claims asserted against Seller arising from or alleged to arise from actual or alleged injury to persons or property as a result of the conduct of the Business or the ownership, possession, or use of any Purchased Asset manufactured prior to the date of this Agreement (and, as updated, through the Closing Date). There are no recalls pending, or to the best knowledge of Seller threatened with respect to any of the Purchased Assets. No report has been filed by Seller under any applicable act or statute with respect to any product defects or hazards in connection with the Purchased Assets and there have been to the best knowledge of Seller, no material recurring defects therein which create a hazard.

         5.13. Litigation. There is no (i) action, suit, claim, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened against or affecting the Seller or the Business (whether or not the Seller is a party or prospective party thereto), at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Seller or the Business or (iii) governmental inquiry pending or to the best of Seller's knowledge threatened against or involving the Seller or the Business, and, to the Seller's best knowledge, there is no basis for any of the foregoing. There are no outstanding orders, writs, judgments, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting the Seller and the Seller is not in default with respect to any order, writ, injunction or decree known to or served upon it from any court or of any Federal, state, municipal other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Seller pending or threatened against others.

         5.14. Certain Practices. Neither the Seller nor any of its officers, employees or consultants has, directly or indirectly, given or agreed to give any significant rebate, gift or similar benefit to any supplier, customer, governmental employee or other person who was, is or may be in a position to help or hinder the Seller (or assist in connection with any actual or proposed transaction) which (i) could subject the Seller or the Buyer to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) if not continued in the future, could have an adverse effect on the Business.

         5.15. Compliance with Law. The Seller has complied with and is not in default under, all laws, ordinances, legal requirements, rules, regulations and orders applicable to it, its operations, properties, assets, products and services, except for violations or defaults which, individually or in the aggregate, do not have a material adverse effect on the Seller, the Purchased Assets or the Business. There is no existing law, rule, regulation or order, and the Seller is not aware of any proposed law, rule, regulation or order, whether Federal or state, which would prohibit or materially restrict Buyer from, or otherwise materially adversely affect the Buyer in, conducting the Business in any jurisdiction in which such business is now conducted.

         5.16. Licenses and Permits. The Seller has all licenses, permits, consents, approvals and authorizations of or from any public or governmental agency, used in or otherwise necessary in the conduct of the Business (collectively, the "Permits"), and, other than as set forth on Schedule 5.16, all Permits will be duly and validly transferred to the Buyer. The Seller has complied with all conditions and requirements of the Permits and the Seller has not received any notice of, and has no reason to believe, that any appropriate authority intends to cancel or terminate any of the Permits or that valid grounds for such cancellation or termination exist. The Seller owns or has the right to use the Permits in accordance with the terms thereof without any conflict or alleged conflict or infringement with the rights of others and subject to no Claim, and each Permit is valid and in full force and effect, and will not be terminated or adversely affected by the transactions contemplated hereby.

         5.17. Labor and Employee Relations. The Seller is not a party to or bound by any collective bargaining agreement with any labor organization, group or association covering any of its Employees, and the Seller does not have any knowledge of any attempt to organize any of its Employees by any person, unit or group seeking to act as their bargaining agent. There are no pending or to the best of Seller's knowledge threatened charges (by employees, their representatives or governmental authorities) of unfair labor practices or of employment discrimination or of any other wrongful action with respect to any aspect of employment of any person employed or formerly employed by the Seller. The Seller has not experienced any work stoppages during the last three (3) years, and to the best of the Seller's knowledge, no work stoppage is planned or threatened.

         5.18. Employee Benefits. Set forth on Schedule 5.18 is a list of any pension, profit sharing, retirement, deferred compensation, stock purchase, stock option, incentive, bonus, vacation, severance, disability, hospitalization, medical insurance, life insurance, fringe benefit, welfare and other employee benefit plans, programs or arrangements to which Employees of the Seller are entitled (the "Employee Plans").

         The Seller will maintain the benefits, if any, of the Employee Plans listed on Schedule 5.18 in full force and effect through the Closing Date, and thereafter with respect to events occurring on or prior to the Closing. The Buyer shall not have any obligation of any kind or nature for any compensation or benefits of any kind or nature of the Seller's Employees for services rendered prior to the Closing.

         Each "Employee Welfare Benefit Plan" (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) covering any present or former employee of the Seller subject to the requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") has complied with all requirements for continuation coverage under group health benefit plans under COBRA and there are no claims against the Seller for a failure or alleged failure to comply with the COBRA continuation requirements.

         Each Employee Plan, if any, which is subject to ERISA conforms to, and its operation and administration are in compliance with, all applicable requirements of ERISA. There are no actions, suits or claims pending (other than routine claims for benefits) or, to the best knowledge of the Seller and the Stockholders, to the best of Seller's knowledge threatened against any Employee Plan or against the assets of any Employee Plan.

         5.19. Environmental Matters. The Seller and all premises occupied and used by it are in material compliance with all applicable laws, rules, regulations, orders, ordinances, judgments and decrees of all governmental authorities with respect to all environmental statutes, rules and regulations. The Seller is not aware of, nor has the Seller received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Seller, which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing, or investigation, based on or related to the disposal, storage, handling, manufacture, processing, distribution, use, treatment, or transport, or the emission, discharge, release or threatened release into the environment, of any Substances (as defined below). The Seller has obtained and holds all registrations, permits, licenses and authorizations issued by or on behalf of any Federal, state or local government body or agency that are required in connection with the conduct of the Seller's business, the discharge or emission of Substances from its facilities or the generation, treatment, storage, transportation or disposal of any Substances. As used in this Section 5.19, the term "Substances" shall mean any pollutant, hazardous substance, hazardous material, hazardous waste or toxic waste, as defined in any presently enacted Federal, state or local statute or any regulation that has been promulgated pursuant thereto.

         5.20.  Subsidiaries.  Seller has no subsidiaries.

         5.21. Customers. Schedule 5.21 is a complete list of all customers of the Business who purchased products from Seller in excess of $5,000 in fiscal 1995. Except as disclosed in Schedule

5.21, none of such customers who accounted for more than 5% of sales in fiscal 1995 has, to the best knowledge of Seller, as of the date of this Agreement and the Closing Date, discontinued or decreased its purchases of products from Seller, and Seller has received no notice of any intention of such customers to discontinue purchasing any products of the Business previously purchased by them.

         5.22. Purchase Orders. Schedule 5.22 correctly sets forth the quantities and the total aggregate amount (within 5%) applicable to the purchase orders of Seller described thereon, and Seller is not materially in default in respect of any shipping release requirements thereof. The original quantities ordered and the outstanding amounts thereon are not in excess of normal requirements.

         5.23. Taxes. Seller has filed all tax returns and reports required by law to have been filed by it and has paid all Taxes thereby shown to be owing.


         5.24. All Material Information. No representation or warranty in any document, schedule, certificate, or other instrument furnished or to be furnished to Buyer by Seller in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits to state any material facts necessary in order to make any statements of fact contained herein or therein, in light of the circumstances under which they are made, not misleading.


                                                    ARTICLE VI

                                                REPRESENTATIONS AND
                                                WARRANTIES OF BUYER

         Buyer hereby represents and warrants to the Seller as of the date hereof, and as of the Closing Date, as follows:

         6.1. Authority. Buyer has full legal right, power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out the transactions contemplated hereby and thereby, and all corporate and other actions required to be taken by Buyer to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and all transactions contemplated hereby and thereby will have been duly and properly taken. No consents of third parties are necessary in connection with the execution, delivery and performance of this Agreement and such other Transaction Documents.

         6.2. Validity. This Agreement and the other Transaction Documents to be executed and delivered by Buyer at Closing have been, or will at Closing be, duly executed and delivered by the Buyer and are the lawful, valid and legally binding obligations of the Buyer, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, rearrangement, reorganization or similar debtor relief legislation affecting the rights of creditors. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated hereby will not result in the creation of any lien, charge or encumbrance or the acceleration of any indebtedness or other obligation of the Buyer and are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under or a breach of (i) the Buyer's charter or By-laws, (ii) any contract, agreement or other instrument to which the Buyer is a party, (iii) any regulation, order, decree or judgment of any court or governmental agency, or
(iv) any law applicable to the Buyer, except for such violations, conflicts or defaults which do not (x) prevent the consummation of the transactions contemplated hereby, or (y) have a material adverse effect on Buyer.

         6.3. Due Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own or lease its properties and to carry on the business in which it is engaged.

         6.4. Capitalization. The authorized capital stock of Seller consists of 20,000,000 shares of Common Stock, $0.01 par value ("Common Stock"), of which 9,860,822 shares are outstanding and 5,000,000 shares of preferred stock, $0.01 par value per share, none of which are outstanding (without giving effect to the transactions contemplated hereby which will occur at or concurrently with the Closing). Each outstanding share of Common Stock is, and the Acquisition Shares to be issued at the Closing will be, duly and validly issued, fully paid and non-assessable. Except for the Acquisition Shares, and the options, warrants and other rights described in Schedule 6.4 hereto, there are no outstanding options, warrants or other rights to which Buyer is a party or otherwise bound which provide for the acquisition, disposition or issuance of any securities of the Buyer. There are no preemptive or similar rights attached to the Common Stock. Upon the issuance by Buyer to Seller or its designees of the Acquisition Shares, the Seller (or such designees) will have good and valid title to the Acquisition Shares, free and clear of any liens, claims or encumbrances of any nature whatsoever.

         6.5. All Material Information. No representation or warranty in any document, schedule, certificate, other instrument furnished or to be furnished to Seller by Buyer in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material facts necessary in order to make any statement of fact contained herein, or therein, in light of the circumstances under which they were made, not misleading.


                                                    ARTICLE VII

                                                     COVENANTS

         7.1. Access and Information. Seller shall afford to Buyer, its counsel, its accountants and other representatives full access, during regular business hours, to the properties, assets, plants, offices, warehouses, books and records of Seller in order that Buyer may have full opportunity to make such investigations as it shall desire to make of the Business and the Purchased Assets, and Seller will cause its respective officers and accountants to furnish such additional financial and operating data and other information as Buyer shall from time to time reasonably request; provided, however, that any such investigation shall be conducted in such a manner as not to interfere unreasonably with the operation of the Business. Buyer shall furnish to Seller and its representatives all such information and documents relating to Buyer as Seller may reasonably request.

         7.2. Books and Records. Buyer and Seller shall, for a period of at least seven years following the Closing, maintain and make available to the other party and its representatives for inspection and reproduction, during regular business hours, all books and records relating to Seller, the Purchased Assets, the Business or the Assumed Liabilities.

         7.3. Employment Agreements. On or before the Closing Date, Buyer shall execute and deliver an Employment Agreement with each of Messrs. Buvel, Stein, Mahoney and Barrie effective on the Closing Date substantially in the form of Exhibits A, B, C and D, respectively, attached hereto and made a part hereof (collectively, the "Employment Agreements").

         7.4. Registration Rights Agreement. On or before the Closing Date, Buyer shall execute and deliver a Registration Rights Agreement covering the Acquisition Shares in favor of the Noteholders substantially in the form of Exhibit E attached hereto and made a part hereof ("Registration Rights Agreement").

         7.5.  Cooperation; Public Statements.  Buyer and Seller
shall fully cooperate in preparing and filing all tax returns, reports and other instruments and documents which are required by any statute, rule or regulation in connection with the
transactions contemplated herein.  Buyer and Seller shall consult with each other prior to issuing any press release, public
announcement   or  other  statement  with  respect  to  this  Agreement  or  the transactions contemplated hereby.

         7.6.  Conduct of Business.

                  From the date hereof through the Closing Date, Seller agrees that it will, consistent with its past practices and policies with respect to the Business:

                  (a) Conduct the Business in the usual, regular and ordinary course.

                  (b) Keep the Purchased Assets in good operating  condition and
         repair   and  make  all  normal  and   necessary   repairs,   renewals,
         replacements and improvements thereto.

                  (c) Maintain its existing policies of insurance and apply any insurance recovery to the prompt repair or replacement of any insured loss. Any insurance recoveries which cannot be used for the repair or replacement of any insured loss prior to the Closing Date shall, if the transaction contemplated hereby is closed, be paid to Buyer at the Closing.

                  (d) Comply with all laws, regulations and orders applicable to the Purchased Assets, to the Business and to Seller.

                  (e) Perform in all material respects its obligations under all material Contracts.

                  (f) Use its best efforts to preserve good business relationships with its customers, suppliers, dealers, employees, lessors and others having relationships with Seller relating to the Business, provided that Seller shall provide Buyer with prompt written notice of the loss of any customer representing 5% or more of Seller's revenues.

                  (g) Use its best efforts to maintain all Intellectual Property relating to the Business.

                  (h) Maintain its past level of sales activities and continue to order materials and supplies consistently with such prior levels of activities.

                  (i) Maintain the Purchased Assets by replacing or repairing the same.

                  (j)      Not permit any of the following events to occur:

                            (i)     Any material adverse change in the Business;

                           (ii) Any decreases in the prices charged for Seller's products used in the Business otherwise than in the ordinary course of business;

                      (iii) Any material change in security or other deposits or advances, including "Key-Man" insurance funding, maintained for use in the conduct of the Business from that appearing on the most recent Financial Statements provided to Buyer;

                           (iv) Any mortgage, pledge or other disposition of any
                  of the Purchased Assets, provided that Seller may sell Inventory in the ordinary course of business consistent with past practices;

                           (v) Any material change in the indebtedness of
                  Seller from that reflected in the Financial Statements;

                           (vi) Any material alteration in Seller's marketing
                  or promotions policies relating to the Business, or in any expenditures attendant thereto; or

                           (vii) Any  material  change in  Seller's  contractual
                  relationships with any vendor, customer, dealer, distributor, supplier or other party which might reasonably be expected to adversely affect the Business or its prospects or give Seller any reason to believe any such vendor, customer, dealer, distributor, supplier or other party will not continue to do business with Buyer after the date hereof.

         7.7. Warehousing Agreement. Seller shall use its best efforts to obtain any waivers or consents to the assignment to Buyer, prior to the Closing Date, of the Administration, Selling and Warehousing Agreement, dated as of June 6, 1995, between Seller and Muelhens Inc. (the "Muelhens Contract"). Without limiting the generality of the foregoing, Seller shall use its best efforts to take such actions as shall in Buyer's reasonable opinion be necessary or appropriate (i) in order that the rights and obligations of Seller under the Muelhens Contract are preserved for the benefit of Buyer, (ii) to obtain any necessary waivers or consents to the assignment to Buyer of any amended or modified Muelhens Contract or any Contract executed by Seller in substitution for the Muelhens Contract, and (iii) to facilitate the collection of monies due and payable and to become due and payable to Seller in respect of the Muelhens Contract, as it may be amended or modified, or any such replacement Contract, and Seller shall hold all such monies in trust for the benefit of Buyer and shall promptly pay such amounts to Buyer.

         7.8. Change of Corporate Name. On the Closing Date, or as soon thereafter as practicable, Seller shall change its corporate name to a new name which does not include the term "Richard Barrie Fragrances" or any variation thereof or similar name and otherwise is not likely to be confused with Seller's present name, so as to make Seller's present name available to Buyer. From and after the Closing Date, and until such name change shall be effective, Seller may continue to use its corporate name to the extent necessary to effect an orderly transition.

         7.9. Cooperation Concerning Approval of Stockholders and Noteholders of Seller. In connection with Seller's efforts to obtain approval of the transactions contemplated hereunder, which is a condition precedent pursuant to Sections 8.6, 8.7, 9.6 and 9.7, Seller will require certain assistance and cooperation by Buyer and its public accountants in order to permit Seller to provide to its stockholders and Noteholders information concerning Buyer. Buyer shall cooperate in furnishing Seller with such information and documents as may be reasonably requested by Seller of the nature described on Schedule 14A (SEC Rule 101) and SEC Rule 502. To the extent that such information shall be derived from or presented by incorporation by reference to any form, report, schedule, registration statement or definitive proxy statement filed by Buyer with the SEC ("Buyer's SEC Documents"), Buyer represents that, as of their respective dates, Buyer's SEC Documents (other than preliminary material) complied in all material respects with the Securities Act or the Exchange Act, as applicable, and none of Buyer's SEC Documents (including all financial statements included therein and exhibits and schedules thereto incorporated by reference therein) contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any such financial statements comply as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis in the periods involved (except as may be indicated in the notes thereto) or in the case of unaudited financial statements, as permitted by Exchange Act Form 10-Q, and fairly present (subject, in the case of unaudited financial statements, to normal recurring audit adjustments that, individually and in the aggregate, were not material) the consolidated financial position of Buyer as of the date thereof and the consolidated results of Buyer's operations and cashflows for the periods then ended.

                                                   ARTICLE VIII

                                              CONDITIONS PRECEDENT TO
                                               OBLIGATIONS OF BUYER

         Each and all of the obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to fulfillment prior to or at the Closing of the following conditions:

         8.1. Accuracy of Warranties; Performance of Covenants. The representations and warranties of Seller contained herein shall be accurate in all respects as if made on and as of the Closing Date, as well as on the date when made except for such nonmaterially adverse changes therein as may have occurred in the ordinary course of business and which are disclosed to Buyer in revised Schedules delivered at or prior to the Closing. Seller shall have performed each and all of the obligations and complied with each and all of the covenants specified in this Agreement to be performed or complied with on or prior to the Closing, and Seller shall have delivered to Buyer a certificate dated the Closing Date to such effect.

         8.2. Opinion of Counsel. Seller shall have delivered to Buyer (in form and substance satisfactory to Buyer) an opinion of counsel dated the Closing Date, to the effect that:

                  (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada;

                  (b) The execution, delivery and performance of this Agreement and each of the Transaction Documents to be delivered by Seller are within the corporate authority and power of Seller and have been duly authorized and approved by all requisite corporate action of Seller;

                  (c) This Agreement and all Transaction Documents to be delivered by Seller have been duly executed and delivered and constitute valid and binding obligations of Seller, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and subject to any equity principles limiting the right to obtain specific performance of Seller's obligations hereunder;

                  (d) The instruments executed and delivered pursuant to this Agreement to Buyer at the Closing are valid in accordance with their terms and effectively vest in Buyer all of the right, title and interest of Seller in and to the assets, properties, rights and claims to be conveyed, assigned and transferred hereunder;

                  (e) Except as disclosed in this Agreement, to the knowledge of such counsel, there is no litigation, arbitration or other judicial or regulatory proceeding pending against Seller with respect to the Business or any of the Purchased Assets or the transactions contemplated by this Agreement;

                  (f) Neither the execution and delivery of this Agreement or any other Transaction Document to which Seller is a party nor compliance with the provisions hereof or thereof will conflict with, violate or result in a default under the terms, conditions or provisions of the corporate charter or bylaws of Seller, or, to such counsel's knowledge, of any agreement or instrument to which Seller is a party, which conflict, violation or default would result in the creation of a lien or other encumbrance upon the Purchased Assets or affect Seller's ability to perform its obligations hereunder or thereunder; and

                  (g) To the knowledge of such counsel there are no consents, approvals or authorizations of any governmental authority or third parties required in connection with the execution, delivery and performance by Seller of this Agreement and the other Transaction Documents to be executed and delivered by Seller in connection with the transactions contemplated hereby, other than those that have been obtained by the Closing Date.


         8.3. No Pending Action. No judicial or administrative proceeding shall be pending seeking to enjoin or prevent, nor shall any order or injunction have been issued prohibiting, consummation of the transactions contemplated hereby.

         8.4. Condition of Business and Purchased Assets. From the date of this Agreement, there shall have been no material adverse change in the Business or the financial condition of Seller, and the Purchased Assets shall not have been materially damaged, lost or otherwise materially adversely affected in any way by any act of God, fire, flood, war, or other event constituting force majeure.

         8.5. Certified Resolutions. Seller shall have delivered to Buyer resolutions adopted by Seller's Board of Directors and stockholders, certified by Seller's secretary, authorizing the execution of this Agreement and the other Transaction Documents to which Seller is a party and the consummation of the transactions contemplated hereby and thereby.

         8.6. Approval of Seller's Stockholders. Seller shall have provided evidence to Buyer of the required approval of Seller's stockholders to consummate the transactions contemplated by this Agreement by the requisite vote of Seller's stockholders in accordance with applicable law and Seller's certificate of incorporation and by-laws, and such approval shall be in full force and effect.

         8.7. Noteholders' Consents. Seller shall have provided evidence to Buyer that the Noteholders representing not less than $5,001,750 in aggregate principal amount of the Notes shall have consented to the transactions contemplated by this Agreement, and such consents shall be in full force and effect.

         8.8. Assignment of Certain Contracts. Seller shall have provided evidence to Buyer of the required consent to the assignment to Buyer of the Baker Properties Lease and such consent shall be in full force and effect.


                                                    ARTICLE IX

                                              CONDITIONS PRECEDENT TO
                                               SELLER'S OBLIGATIONS

         Each  and  all  of  the   obligations   of  Seller  to  consummate  the
transactions contemplated by this Agreement are subject to fulfillment prior to or at the Closing of the following conditions:

         9.1. Accuracy of Warranties; Performance of Covenants. The representations and warranties of Buyer contained herein shall be accurate in all respects as if made on and as of the Closing Date, as well as on the date when made, except for nonmaterially adverse changes therein as may have occurred in the ordinary course of business and which are disclosed to Seller in revised Schedules delivered at or prior to Closing. Buyer shall have performed each and all of the obligations and complied with each and all of the covenants specified in this Agreement to be performed or complied with on or prior to the Closing and Buyer shall have delivered to Seller a certificate dated the Closing Date to such effect.

         9.2. Opinion of Counsel. Buyer shall have delivered to Seller (in form and substance satisfactory to Seller) an opinion of Mayer, Brown & Platt, Buyer's counsel, dated the Closing Date, to the effect that:

                  (a) Buyer is a corporation validly existing and in good standing under the laws of the State of Delaware;

                  (b) The execution, delivery and performance of this Agreement and the other Transaction Documents to be delivered by Buyer are within the corporate authority and power of Buyer and have been duly authorized and approved by all requisite corporate action of Buyer;

                  (c) This Agreement and each of the other Transaction Documents to which Buyer is a party have been duly executed and delivered and constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to affecting creditors' rights and subject to any equity principles limiting the right to obtain specific performance of Buyer's obligations hereunder and thereunder;

                  (d) Neither the execution and delivery of this Agreement or the other Transaction Documents to which Buyer is a party nor compliance with the provision hereof or thereof will conflict with, violate or result in a default under the terms, conditions or provisions of the corporate charter or By-laws of Buyer, or, to such counsel's knowledge, of any agreement or instrument to which Buyer is now a party which would affect its ability to perform its obligations hereunder or thereunder;

                  (e) To the knowledge of such counsel, there are no consents, approvals or authorizations of any governmental authority or other person in connection with the execution, delivery and performance by Buyer of this Agreement and the other Transaction Documents to which Buyer is a party which have not been obtained; and

                  (f) The Acquisition Shares are duly authorized, validly issued, fully paid and nonassessable.

         9.3. No Pending Action. No judicial or administrative proceeding is pending seeking to enjoin or prevent, nor shall any governmental order or injunction have been issued prohibiting, the consummation of the transactions contemplated hereby.

         9.4. Certified Resolutions. Buyer shall have delivered to Seller resolutions adopted by Buyer's Board of Directors, certified by Buyer's secretary, authorizing the execution of this Agreement and the consummation of the transactions contemplated hereby.

         9.5. Condition of Assets. The Purchased Assets shall not have been substantially destroyed, damaged or lost by any act of God, fire, flood, war or other event constituting force majeure which is not covered by insurance.

         9.6. Approval of Seller's Stockholders. Seller shall have provided evidence to Buyer of the required approval of Seller's stockholders to consummate the transactions contemplated by this Agreement by the requisite vote of Seller's stockholders in accordance with applicable law and Seller's certificate of incorporation and by-laws, and such approval shall be in full force and effect.

         9.7. Noteholders' Consents. Seller shall have provided evidence to Buyer that the Noteholders representing not less than $5,001,750 in aggregate principal amount of the Notes shall have consented to the transactions contemplated by this Agreement, and such consents shall be in full force and effect.

         9.8. Side Letter. Buyer and Seller shall have entered into a letter agreement covering such post-Closing and other matters as to which Buyer and Seller shall mutually agree.


                                                     ARTICLE X

                                                     EMPLOYEES

         10.1. Continued Association with the Business. Seller shall use its best efforts to encourage the Employees of the Business to continue until Closing and thereupon to accept and retain employment with Buyer, provided that, except as contemplated in Section 7.3 or as otherwise agreed to by Buyer in its sole discretion, Buyer shall have no obligation to hire any Employees of Seller.

         10.2. Severance. Concurrently with the Closing, Seller shall terminate all employees of the Business and shall pay to each such employee any amounts owing applicable to the period through the Closing Date including all vacation and sick pay.

         10.3. Personnel Records. Unless prohibited by law, Seller shall make available to Buyer all personnel records for all Employees of Seller, including but not limited to names, social security numbers, dates of hire by Seller, dates of birth, number of hours worked in each calendar year, and salary histories, provided that Seller and Buyer shall cooperate in securing any necessary releases or waivers of confidentiality with respect to such personnel records and otherwise in order to ensure an orderly and effective transition. Not later than the Closing Date, Buyer shall advise Seller as to which Employees of Seller Buyer will be hiring.

                                                    ARTICLE XI

                                        NONCOMPETITION COVENANTS OF SELLER

         11.1. Seller's Covenants. In consideration for the purchase by Buyer of the Purchased Assets, Seller agrees and covenants that neither it nor its Affiliates (other than Messrs. Buvel, Stein, Mahoney and Barrie) will from and after Closing directly or indirectly for a period of seven years engage in the manufacture or sale, or licensing for manufacture or sale, in the United States or any foreign country, of the Purchased Assets. The parties agree that this covenant is necessary to protect the value of the Business purchased hereunder, and Seller agrees that any breach of the restrictive covenant set forth above will result in irreparable damage to Buyer to which Buyer will have no adequate remedy at law, and Seller consents to any injunction by any court of competent jurisdiction in favor of Buyer enjoining any breach of such covenant, without prejudice to any other right or remedy to which Buyer shall be entitled. In the event that this covenant shall be determined by any court of competent jurisdiction to be unenforceable by reason of its being extended to too great a period of time or too large a geographic area or over too great a range of activities, it should be interpreted to extend only over the maximum period of time, geographic area, or range of activities as to which it may be enforceable.


                                                    ARTICLE XII

                                           SURVIVAL AND INDEMNIFICATION

         12.1. Survival. All representations, warranties, covenants and agreements contained in this Agreement or in any document delivered pursuant hereto shall survive the Closing, but only with respect to claims for breach of any such representation or warranty which are made in writing by either party against the other and are delivered to the other within two years after the Closing. The representations and warranties set forth in this Agreement shall not be affected by any investigation, verification or approval by any party hereto or by anyone on behalf of any such party.

         12.2.  Indemnification.

                  (a) Seller agrees to indemnify, defend and hold harmless Buyer from and against any and all loss, damage, expense (including reasonable attorneys' fees), suit, action, claim, liability or obligation related to, caused by or arising from (i) any misrepresentation, breach of warranty or failure of Seller to fulfill any covenant or agreement of Seller in or pursuant to this Agreement, unless waived by Buyer, provided, however, that Seller's liability therefor shall be limited to $3,700,000, and provided, further, that Seller shall not be liable for any claim arising from a breach of a representation, warranty or covenant contained herein, that is not made in writing delivered to Seller within two years after the Closing, (ii) any Excluded Liabilities, or (iii) any liability arising from the operation of the Business prior to the Closing Date, including but not limited to liability arising from damage or injury (real or alleged) to person or property arising from the ownership, possession or use of any finished goods manufactured by the Business or Seller through the Closing Date.

                  (b) Buyer shall indemnify, defend and hold harmless Seller from and against any and all loss, damage, expense (including reasonable attorneys' fees) suit, action, claims, liability or obligation related to, caused by or arising from (i) any misrepresentation, breach of warranty or failure of Buyer to fulfill any covenant or agreement in or pursuant to this Agreement, unless waived by Seller, or any liability of the Business expressly assumed in writing by Buyer, provided, that Buyer shall not be liable for any claim arising from a breach of a representation, warranty or covenant contained herein that is not made in writing delivered by Seller within two years after the Closing, (ii) any Assumed Liabilities, or (iii) any liability arising from the operation of the Business by the Buyer after the Closing Date.

                  (c)  Each  party  indemnified  under  the  provisions  of this
         Section 12.2, upon receipt of written notice of any claim of the service of a summons or other initial legal process upon it in any action instituted against it, in respect of which indemnity may be sought on account of any indemnity agreement contained in this Section 12.2, shall promptly give written notice of such claim, or the commencement of such action, or threat thereof, to the party from whom indemnity shall be sought hereunder. Such indemnifying party shall be entitled at its own expense to participate in the defense of such claim or action, or, if it shall elect, to assume such defense, in which event such defense shall be conducted by counsel chosen by such indemnifying party, which counsel may be any counsel reasonably satisfactory to the indemnifying party against whom such claim is asserted or who shall be the defendant in such action, and such indemnified party shall bear the fees and expenses of any additional counsel retained by it or them. If the indemnifying party shall elect not to assume the defense of such claim or action, such indemnifying party will reimburse such indemnified party for the reasonable fees and expenses of any counsel retained by it, and shall be bound by the results obtained by the indemnified party;

         provided, however, that no such claim or action shall be settled without the written consent of the indemnifying party.

                  (d) Notwithstanding anything contained herein to the contrary, the indemnities provided for in this Section 12.2 shall not be enforceable unless and until the aggregate amount of claims by the party entitled to indemnification (including the full asserted amounts of claims against the party entitled to indemnification) exceeds the sum of Ten Thousand Dollars ($10,000), whereupon the entire aggregate amount of claims (including the first $10,000), and all additional claims shall be enforceable in full.


                                                   ARTICLE XIII

                                                GENERAL PROVISIONS

         13.1. Waiver of Conditions. Each party may, at its option, waive in writing any or all of the conditions herein contained to which its obligations hereunder are subject.

         13.2. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, as follows:

                  (a)      If to Seller:

                         Richard Barrie Fragrances, Inc.
                           15 Executive Boulevard
                         Orange, Connecticut 06477-0532

                           Attention:  President

                           With a copy to:
                           Peter M. Ziemba Esq.
                           Graubard Mollen & Miller
                           600 Third Avenue
                           New York, New York  10016

                  (b)      If to Buyer:

                           Parlux Fragrances, Inc.
                           3725 S.W. 30th Avenue
                           Ft. Lauderdale, Florida  33312

                           Attention:  Ilia Lekach, Chief Executive Officer

                           With a copy to:

                           Barry P. Biggar, Esq.
                           Mayer, Brown & Platt
                           1675 Broadway
                           New York, New York 10019

Any party may change its address for receiving notice by written notice given to the others named above.

         13.3. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

         13.4. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         13.5. Assignment. Neither this Agreement, nor any right hereunder, may be assigned by any of the parties hereto without the prior written consent of the other parties, except that the Buyer may assign all or part of its rights and obligation under this Agreement (other than its obligations to issue the Acquisition Shares or execute and deliver the agreements referred to in Sections
7.3 and 7.4) to one or more direct or indirect affiliates (in which event, representations and warranties relating to the Buyer and the opinion of counsel to be delivered by the Buyer shall be appropriately modified).

         13.6. Jurisdiction and Service of Process. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereby irrevocably waive any objection or defense that they may now or hereafter have to the assertion of personal jurisdiction by any such court in any such action or to the laying of venue of any such action in any such court, and hereby waive, to the extent not prohibited by law, and agree not to assert, by way of motion, as a defense, or otherwise, in any such proceeding, any claim that it is not subject to the jurisdiction of the above-named courts for such proceedings. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to the party at its address set forth in Section 13.2 hereof and irrevocably waive any objection or defense that it may now or hereafter have to the sufficiency of any such service of process in any such action. Nothing in this Section 13.6 shall affect the rights of the parties to commence any such action in any other forum or to serve process in any such action in any other manner permitted by law.

         13.7.  Interpretation.  The parties hereto  acknowledge and agree that:
(i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement (except with respect to the disclosure schedules regarding the Business which are the sole responsibility of the Seller) and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

     13.8. Entire Transaction. This Agreement and the documents referred to herein embody the entire agreement and understanding among the parties with respect to the transactions contemplated hereby and supersede all prior oral or written agreements and understandings among the parties.

     13.9.   Applicable   Law.   This   Agreement   shall  be  governed  in  its
interpretation and application by the internal laws of the State of New York without giving effect to the conflict of law principles thereof.

     13.10. Litigation Arising from the Business Activities. It is recognized that in the future litigation may arise relating to the Business and the conduct, products, property or assets thereof, which may relate directly or indirectly to the period prior to the Closing, the period subsequent to the Closing or both. Therefore, each of the parties agrees that, to the extent reasonable under the circumstances, it will assist and provide information, records and documents and the Employees covered by the Employment Agreements to any other parties with respect to any such litigation or potential litigation in which such other party is or may be involved.

     13.11. Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.12. Brokers. Each party warrants to the other that it has not retained any brokers or finders or incurred any liability for any brokerage fees, commissions or finder's fees with respect to this Agreement or the transactions contemplated hereby.

         13.13. Expenses. Except as otherwise expressly provided herein or in another Transaction Document, each party to this Agreement shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

         13.14. Severability. If any term or provision of this Agreement shall to any extent be decreed by a court of competent jurisdiction to be invalid or unenforceable, such term or provision shall not thereby be deemed invalid or unenforceable in any other jurisdiction, and the remainder of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         13.15. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by a duly authorized officer all as of the date first written above.

                                         RICHARD BARRIE FRAGRANCES, INC.


                                         By
                                             Name:
                                             Title:



                                         PARLUX FRAGRANCES, INC.



                                         By
                                            Name:
                                            Title: